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                                                                    EXHIBIT 23.1

                     CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-79241), Form S-8 (No. 333-28481) and Form S-8 (No. 333-28527)
of MedImmune, Inc. of our report dated January 26, 2000, except for Note 21, for which the date is February 17, 2000, relating to the consolidated financial statements and financial statement schedules which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP


McLean, Virginia
March 13, 2000